PolarityTE™, Inc.
615 Arapeen Drive, Suite 102
Salt Lake City, UT 84108
www.PolarityTE.com
ParadigmShift@PolarityTE.com
(385) 237-2365

NASDAQ: COOL

PolarityTE

where self regenerates self

Forward Looking Statements

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warrant as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections,that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates", "believes", "plans", "expects", "future", "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors and general economic conditions. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

Company Overview

OPPORTUNITY

Clinical stage regenerative medicine company with a platform technology able to create functional tissue, beginning with regenerated skin that grows all layers, glands, and hair

TECHNOLOGICAL ADVANTAGE

Autologous tissue with its stem cell niche and supporting elements to regenerate functional tissue, based in principles of both reconstructive surgery and cellular biology. No rejection or scarring.

STRATEGY

Rapid clinical and market deployment of first launch product SkinTE™ to capture massive wound market, followed by parallel launches of diverse product portfolio created with platform technology

PIPELINE

SkinTE™ preparing for clinical application Q3 2017 and market entry by 1H 2018
OsteoTE™ (bone regeneration) following in parallel with anticipated market entry Q4 2018

TEAM

Experienced Plastic and Reconstructive Surgeons with extensive wound, burn, bone, and soft tissue reconstruction clinical knowledge and a network of national leaders across all surgical specialties

The PolarityTEAM – Management



Denver Lough, MD, PhD
Chairman, President, CEO, Chief Scientific Officer
- Former Resident in Plastic and Reconstructive Surgery at Johns Hopkins
- Inventor of PolarityTE Technological Platform
- Resigned from Hopkins to Launch PolarityTE
- Stanford University, Georgetown University School of Medicine



Michael Neumeister, MD, FRCSC, FACS
Chief Medical Officer
- Professor & Chairman of the Department of Surgery and The Elvin G. Zook Endowed Chair in Plastic Surgery at Southern Illinois University
- Past President of the American Society of Reconstructive Microsurgery, American Association for Hand Surgery, The Plastic Surgery Foundation (The Research Body of The American Society of Plastic Surgeons), Plastic Surgery Research Council, and the Midwest Association of Plastic Surgeons



Edward (Ned) Swanson, MD
Executive Vice President, COO, Director
- Former Resident in Plastic and Reconstructive Surgery at Johns Hopkins
- Resigned from Hopkins to Launch PolarityTE
- University of Pennsylvania Bioengineering
- Harvard Medical School



Stephen Milner, MD, DDS, DSc, FRCSE, FACS
Chief Clinical Officer
- Former Director of the Johns Hopkins Burn Center and Professor of Plastic and Reconstructive Surgery, Pediatrics, and Public Health at Johns Hopkins
- Served as Lietenant Colonel in the Royal Army Medical Corps with active duty in Operation Desert Storm
- Awarded the Humanitarian Award from the James R. Jordan Foundation in 2012 and the Sushruta-Guha Lectureship and medal in Plastic Surgery and Wound Healing from the Royal College of Surgeons of Edinburgh in 2013
- Resigned from Clinical Practice to Join PolarityTE Full-Time



John Stetson
Executive Vice President, CFO, Director
- Managing Member of HS Contrarian Investments LLC since 2010
- Executive Vice President, CFO, Director of Marathon Patent Group, Inc. (MARA) (6/12-2/15)
- University of Pennsylvania



Burke Powers, MBA
VP of Product Development
- Leader in Artificial Intelligence and Cognitive Computing for Strategic Business Analytics
- Led Brand Turn-Around and Product Development at JetBlue, IBM, & PayPal

Johns Hopkins School of Medicine
Georgetown University School of Medicine
SIU Medicine
Harvard Medical School
Penn University of Pennsylvania
jetBlue
IBM
Stanford University
University of Toronto
R Adams Cowley Shock Trauma Center University of Maryland
utmb Health Blocker Burn Unit
MGH 1811 Massachusetts General Hospital
BWH Brigham and Women's Hospital
Guy's and St Thomas' NHS NHS Foundation Trust
PayPal

The PolarityTEAM – Board of Directors



Denver Lough, MD, PhD
Chairman, President, CEO, Chief Scientific Officer
- Former Resident in Plastic and Reconstructive Surgery at Johns Hopkins
- Inventor of PolarityTE Technological Platform
- Resigned from Hopkins to Launch PolarityTE
- Stanford University, Georgetown University School of Medicine



Edward (Ned) Swanson, MD
Executive Vice President, COO, Director
- Former Resident in Plastic and Reconstructive Surgery at Johns Hopkins
- Resigned from Hopkins to Launch PolarityTE
- University of Pennsylvania Bioengineering
- Harvard Medical School



John Stetson
Executive Vice President, CFO, Director
- Managing Member of HS Contrarian Investments LLC since 2010
- Executive Vice President, CFO, Director of Marathon Patent Group, Inc. (MARA) (6/12-2/15)
- University of Pennsylvania



Steve Gorlin
Director
- Regenerative Medicine and Biotech Pioneer: Founder of Hycor Biomedical, Inc. (acquired by Agilent), Theragenics Corporation, CytRx Corporation, Medicis Pharmaceutical Corporation (acquired by Valeant for $2.6B), EntreMed, Inc., MRI Interventions (MRIC), Medivation (acquired by Pfizer for $14B), MiMedx (MDXG), and current Vice Chairman of NantKwest
- Served on Business Advisory Council to The Johns Hopkins School of Medicine, The Johns Hopkins BioMedical Engineering Advisory Board, and currently serves on the Board of the Andrews Institute
- Started The Touch Foundation, a nonprofit organization for the blind and was a principal financial contributor to the founding of Camp Kudzu for diabetic children



Jon Mogford, PhD
Director
- Vice Chancellor for Research, Texas A&M University System: 11 universities, 7 state agencies, 30K faculty, 135K students, $945M annual budget
- Former Deputy Director of the Defense Advanced Research Projects Agency (DARPA), Defense Sciences Office (DSO)



Michael Beeghley, MPH, Macc
Director
- Chairman and CEO Bioptix Inc. (NASDAQ: BIOP)
- President of Applied Economics LLC, a corporate finance and strategy consulting firm specializing in healthcare and biotech valuation: >$1B in corporate transactions and >2,000 consulting engagements



Jeff Dyer, MBA, PhD
Director
- Horace Beesley Professor of Strategy at BYU as well as the Wharton School
- Internationally recognized strategy and innovation expert, author of business best-sellers *The Innovator's DNA* and *The Innovator's Method*, research frequently published in Forbes, Economist, Fortune, BusinessWeek, Wall Street journal, and Harvard Business Review (most published strategy scholar in HBR)

Johns Hopkins School of Medicine
Georgetown University School of Medicine
Harvard Medical School
Medivation
NantKwest
DARPA
Texas A&M University
UNC Gillings School of Global Public Health
Andrews Institute
EY Building a better working world
DSO Defense Sciences Office
Penn University of Pennsylvania
Medicis A division of Valeant Pharmaceuticals
MiMedx
Johns Hopkins Biomedical Engineering
BYU Marriott School of Management
Applied Economics Corporate Finance & Business Valuation
Wharton University of Pennsylvania



THE INNOVATOR'S DNA



Global Regenerative Medicine and Wound Care Markets

- Current markets remain untapped with redundant products and no autologous (patient's own tissue/cells) tissue engineering
- The global market for tissue engineering is expected to grow to $56.9 billion by 2019, with a five-year CAGR of 22.3%.
- Worldwide prevalence of wounds is exponentially rising in all categories, and expected to reach >250 million wounds by 2020



Growth in Worldwide Prevalence of Wound Types, 2011 -2020
Thousands
250,000
200,000
150,000
100,000
50,000
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Complicated skin cancer
Melanoma
Carcinomas
Chronic wounds*
Burn wounds
Lacerations
Traumatic wounds
Surgical wounds



Chronic Wound (Ulcer) Prevalence 2012-2017
Millions
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2012
2013
2014
2015
2016
2017
Pressure ulcers
Venous ulcers
Diabetic ulcers



Burn Wound Prevalence Worldwide 2012-2017
Millions
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2012
2013
2014
2015
2016
2017
Burn wounds (outpatient)
Burn wounds (medically treated)
Burn wounds (hospitalized)



Global Tissue Engineering & Cell Therapy Market, by Region, 2009-2018
$Millions
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2009
2010
2011
2012
2013
2014
2015
2016
Rest of World
Asia/Pacific
Europe
U.S.

http://blog.mediligence.com/2014/04/17/applications-global-markets-in-tissue-engineering-and-cell-therapy/ http://www.bccresearch.com/market-research/healthcare/tissue-engineering-regeneration-report-hlc101b.html http://mediligence.com/rpt/rpt-s249.htm?_ga=1.94828757.831280299.1433739315

Competitive Landscape

SkinTE

A Massive Market Saturated with Stagnant Products Lacking
Fundamental Principles and Building Blocks for True Functional Skin Regeneration

Product	Company	Cellular	Cell Source	Stem Cells	Cellular Architecture and Interfaces	Regeneration of Any Layer of Skin?	Full Thickness Functional Skin Regeneration with Appendages (Hair, Glands)
SkinTE™	PolarityTE™	Yes	Autologous Full Thickness Skin	Yes	Yes	Yes (ALL)	Yes
Integra Bilayer Wound Matrix	Integra LifeSciences	No	None	No	No	No	No
GRAFTJACKET	Wright Medical Group	No	None (Acellular Allogeneic Dermis)	No	No	No	No
Epifix	MiMedx	Dead	Allogeneic Human Amnion	No	No	No	No
Grafix	Osiris	Yes	Allogeneic Human Placenta	No	No	No	No
Apligraf	Organogenesis	Yes	Allogeneic Neonatal Foreskin	No	No	No	No
Allograft Skin	Allosource, MTF, Others	Yes	Allogeneic Human Skin	No	No	No (Rejection)	No
Epicel	Vericel	Yes	Autologous Split Skin plus **Mouse**	No	No	Theoretically Top Layer	No

Current Therapies: Limitations

- **No Cells:**

  Acellular scaffolds lack the innate ability to regenerate tissue and rely on surrounding tissue in-growth and ultimately secondary skin grafts for definitive coverage

- **Allogeneic/Xenogeneic Cells:**

  Another person's cells or animal cells will always reject and result in scarring, leaving a wound reliant on native healing or secondary surgery to attain coverage

- **The Wrong Cells:**

  The "gold standard" - split-thickness autograft skin (3,000 year old surgery), and the only approved autologous product (Epicel which still requires MOUSE fibroblasts) only capture the top layer of skin, leaving behind the stem cell niche and multilayer/appendage regenerative capacity. Best case scenario is a healed barrier that contracts and scars with no function



Hair shaft
Dermal papillae
Free nerve ending
Sebaceous (oil) gland
Sensory nerve fiber
Arrector pili muscle
Hair follicle
Hair root
Artery
Vein
Pacinian corpuscle
Meissner's corpuscle
Pore
Root hair plexus
Stratum corneum
Stratum lucidum
Stratum granulosum
Stratum spinosum
Stratum basale
Epidermis
Papillary layer
Reticular layer
Dermis
Hypodermis (superficial fascia)
Eccrine sweat gland
Adipose tissue

Ultimately, skin is so much more than a single layer to provide a barrier – it's the largest organ in the human body with numerous functions that require regeneration of all components (hair, sweat glands, sebaceous glands, capillary beds, etc.) and all layers (epidermis, rete ridges, dermis, hypodermis, subdermal fat, etc.)

The PolarityTE^{TM} Platform Technology


Nerve


Fat

Discovered through careful observation of tissue regeneration in real-time, the PolarityTE^{TM} Platform Technology has proved its regenerative capacity in preclinical models in **SKIN**, bone, muscle, fat, cartilage, nerve, blood vessels, and more



Bone


Vessels/Capillaries


Muscle

The PolarityTE Advantage

- **Autologous:** The immune system is highly complex and evolved to recognize anything that isn't "self". Our foundation is built on using autologous tissue, avoiding allogeneic tissue rejection and foreign body reactions. Autologous tissue immediately removes 99% of the competition.
- **Stem Cell Niche:** In order to regenerate functional tissue, the stem cell niche must be captured. Without the appropriate stem cell, even an autologous approach will fail. The inclusion of the stem cell niche within autologous tissue eliminates the remaining competition – there is no other company or product with these two simple features.
- **The Recognition of Polarity:** Polarity is the directionality within cells and tissues (up, down, left, right, front, back, outside and inside). Polarity drives development and ultimate function. Our platform maintains polarity to harness the regenerative capacity of the autologous stem cell niche.
- **A Paradigm Shift:** It's not a single cell. It's not a single growth factor. It's not a single scaffold. It takes a village of cells to regenerate functional tissue, both progenitors and differentiated, with natural interfaces and interactions. The proprietary PolarityTE platform works across all tissue, while stem cell suspension seeded on artificial scaffolds with growth factors struggles to perform in any tissue.
- **Top-Down:** Why deconstruct tissue down to a minimal component (single stem cell) and attempt to synthetically rebuild from the ground up? We cannot outsmart nature. We start our process with the end goal – autologous full thickness tissue with all of its components. Starting with this top-down approach, the tissue is taken down to its base unit capable of regenerating functionally polarized tissue, and allowed to rebuild itself.
- **The Human Bioreactor**: The PolarityTE approach acknowledges the complexity of living tissue substrates. The human body evolved to provide the ideal nutrients and extracellular environment for controlled wound healing. We cannot engineer a better system in a petri dish or incubator. Our process delivers the autologous-homologous polarized functional units back to the patient immediately. The human bioreactor drives the regeneration forward.




PolarityTE Technology
Scaffold Alone
Burn Control
Day 5
Day 8
Day 10

The PolarityTE Launch Product - SkinTE™

SkinTE

Using our platform technology, we are able to regenerate full-thickness, fully functional skin. This simple process allows the patient's own skin to be fully expanded from a small biopsy. The expanded skin regenerates ALL LAYERS (EPIDERMIS & DERMIS), HAIR and APPENDAGES, which has never been done before.



Patient Biopsy:
Acquire patient's skin
Polarization:
Natural skin layer formation, including hair and appendages
Apply regenerated construct back to the best known bioreactor – the patient
Imprint cells in laboratory in 3D system using our platform technology

Development Pipeline



PRECLINICAL
CLINICAL
MARKET ENTRY
Ex Vivo / In Vitro Optimization
Small Animal
Large Animal
Human Pilot
SkinTE
Q2 2017
Q3 2017
1H 2018
OsteoTE
Q3 2017
Q2 2018
Q4 2018
MyoTE
Q4 2017
UroTE
Q4 2017
AdiposeTE
AngioTE
CartTE
NeuralTE

Strategy, Pathway, and Timelines

Establish GTP Manufacturing
Product Registration & Market Entry
Low Cost and Short Timeline to Revenue for Each Product

SkinTE

- Swine Data — Q2 2017
- Human Pilot Trial in Burn Patients — Q3 2017
- Product Registration and Market Entry — 1H 2018
- Manufacturing Optimization

OsteoTE

- Large Animal Data — Q3 2017 – December 2017
- Human Pilot Trial in Cranial Defects — January 2018 – Q2 2018
- Product Registration and Market Entry — Q4 2018
- Manufacturing Optimization

Burn Market Commercialization Strategy

- **National Landscape:**
  - 126 burn centers nationwide, creating a straightforward scale-up plan
- **Key Decision Makers:**
  - Burn Center treatments dictated by Burn Center Directors
- **Leaders in the Field on PolarityTE Team:**
  - Chief Clinical Officer Dr. Stephen Milner, Former Director of Johns Hopkins Burn Center
  - Chief Medical Officer Dr. Michael Neumeister, Chairman of Surgery and Plastic Surgery at Southern Illinois University
  - World Class Clinical Board of Advisors
- **Limited Market Release:**
  - First year in market composed of a controlled limited market release to select burn centers prior to complete market roll-out in second year



Low-End of Reimbursement:
$30/cm^2
High-End of Reimbursement:
$220/cm^2
Average Size of Surgically Treated Burn Wound:
2,700 cm^2
Surgical Burn Patients in U.S. Annually:
20,000
Annual U.S. Addressable Burn Market at Low-End Reimbursement:
$1.62B

Medicare National Healthcare Common Procedure Coding System (HCPCS) Aggregate Report, Calendar Year 2014
American Burn Association 2013 National Burn Repository

Capital Structure

PolarityTE
NASDAQ: COOL
www.PolarityTE.com

	Converted Common Stock	Options
Preferred Stock		
Series A	792,933	
Series B	801,820	
Series C	410,247	
Series D	157,776	
Series E	7,050,000	
Common Stock	4,976,768	
Stock Options		700,000*
Total**	14,189,544	700,000

*2,344,525 options subject to vesting; **As of 3/31/17

Summary

PolarityTE™, Inc. (NASDAQ: COOL) provides a unique investment opportunity with a high potential for large returns within a short timeline - repeatedly

- A regenerative medicine company with a revolutionary proprietary platform technology capable of regenerating fully functional tissue across a wide spectrum of tissues – skin, bone, muscle, cartilage, nerve, liver, and more
- The proprietary platform technology provides a spring board for repeated product development targeting independent multibillion dollar markets – wounds, bone (trauma, spinal fusion, craniofacial, dental), osteoarthritis, etc.
- A paradigm shift in tissue engineering concepts, utilizing autologous tissue with its stem cell niche and supportive cellular elements for immediate redeployment to the patient, taking advantage of the human bioreactor – an approach never taken before despite sound and simple principles with true regeneration of functional tissue as the goal
- Near-term major milestones include SkinTE™ clinical application Q3 2017 and market entry 1H 2018, Osteo™ clinical application Q2 2018 and market entry Q4 2018, and numerous products following in parallel
- Tissue regeneration is a prime focus for the government, specifically military and disaster applications, providing numerous prospects for large grants and contracts
- The leaders of the company have extensive clinical and surgical experience, with a strong backing of leading physicians across numerous specialties, allowing for targeted product development and streamlined clinical roll-out
- Most importantly, PolarityTE™ truly provides a platform for continuous growth, with every corner of the $57B regenerative medicine market available for disruption



PolarityTE

Welcome to the Shift™



Thank You

PolarityTE™, Inc.
NASDAQ: COOL
615 Arapeen Drive
Salt Lake City, UT 84108
(385) 237-2365
www.PolarityTE.com
ParadigmShift@PolarityTE.com

